UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  April 4, 2005 (April 4, 2005)

WILLIAMS CONTROLS, INC.

(Exact name of Company as specified in its charter)

Delaware	0-18083	84-1099587

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

14100 S.W. 72nd Avenue, Portland, OR 97224

(Address of Principal Executive Offices)

(503) 684-8600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Item 8.01.      Other Events

On April 4, 2005, Williams Controls, Inc. issued a press release announcing the opening of its Sales and Technical Center in Europe, which will be located near the Munich airport in Ismaning, Germany.  A copy of the press release is attached as Exhibit 99.1.

Item 9.01.     Financial Statements and Exhibits

(c)                  Exhibits

99.1                Press Release, dated April 4, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed for and on its behalf by the undersigned hereunto duly authorized.

WILLIAMS CONTROLS, INC.

Date: April 4, 2005	By:	/s/ DENNIS E. BUNDAY

Dennis E. Bunday
Chief Financial Officer